UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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ECOLOGY AND ENVIRONMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, NY 14086

December 12, 2005

To Our Shareholders:

On behalf of the Board of Directors, we cordially invite you to attend the 2006 Annual Meeting of the Shareholders of Ecology and Environment, Inc. The Annual Meeting will be held at the Millennium Airport Hotel Buffalo (formerly the Sheraton Four Points Hotel), 2040 Walden Avenue, Cheektowaga, New York, on Thursday, January 19, 2006 at 9:00 a.m. The Formal Notice of Annual Meeting appears on the next page.

The attached Proxy Statement describes the matters that we expect to act upon at the Annual Meeting. The Board of Directors of the Company recommends a vote “FOR” the re-election of the current Directors. It is important that your views be represented whether or not you are able to be present at the meeting.

We are gratified by your interest in Ecology and Environment, Inc. and urge you to vote your shares either in person or by proxy as soon as possible.

Sincerely,

GERHARD J. NEUMAIER
Chief Executive Officer

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, NY 14086

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date of Meeting:	January 19, 2006
Time:	9:00 a.m.
Place:	Millennium Airport Hotel Buffalo
(formerly the Sheraton Four Points Hotel)
2040 Walden Avenue
Cheektowaga, New York

Purposes of Annual Meeting are:

1.   To elect the Board of Directors.

2.   To act on such other matters as may properly come before the meeting.

Only Shareholders of record at the close of business on December 5, 2005 will be entitled to vote at the Annual Meeting. To grant a proxy to vote your shares, you may complete and return the enclosed Proxy card. You may also cast your vote in person at the Annual Meeting. Please vote promptly whether or not you expect to attend the Annual Meeting.

A copy of our Annual Report to Shareholders is enclosed for your reference.

By order of Board of Directors

RONALD L. FRANK,
Secretary

Lancaster, New York

December 12, 2005

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

PROXY STATEMENT

Dated December 12, 2005

For the Annual Meeting of Shareholders

to be Held January 19, 2006

GENERAL INFORMATION

This Proxy Statement is furnished to the shareholders of Ecology and Environment, Inc., a New York corporation (the “Company”), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Millennium Airport Hotel Buffalo (formerly the Sheraton Four Points Hotel), 2040 Walden Avenue, Cheektowaga, New York at 9:00 a.m., Eastern Standard Time, on Thursday, January 19, 2006 and at any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Company.

If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted and, where a specification is made by the shareholder as provided therein, will be voted in accordance with such specification. A shareholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by giving written notice to the Company bearing a later date than the proxy, by the execution and delivery to the Company of a subsequently dated proxy, or by voting in person at the Annual Meeting. Any shareholder may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy.

This Proxy Statement and the enclosed proxy are first mailed to shareholders on or about December 12, 2005.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Only holders of shares of Class A Common Stock and Class B Common Stock of record at the close of business on December 5, 2005 will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on December 5, 2005, the Company had issued and outstanding 2,418,268 shares of Class A Common Stock and, 1,643,045 shares of Class B Common Stock. At the meeting, the holders of Class A Common Stock will be entitled, as a class, to elect two Directors (the “Class A Directors”) and the holders of Class B Common Stock will be entitled, as a class, to elect the remaining six Directors (the “Class B Directors”).

Except for the election of Directors and except for class votes as required by law, holders of both classes of Common Stock vote or consent as a single class on all matters, with each share of Class A Common Stock having one-tenth vote per share and each share of Class B Common Stock having one vote per share.

Shares of Class A Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the Class A Directors named therein and in their discretion with respect to any matter that the Company did not have notice of at least forty-five (45) days prior to the mailing date of this Proxy Statement. Shares of Class B Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the Class B Directors named therein and in this discretion with respect to any matter that the Company did not have notice of at least forty-five (45) days prior to the mailing date of this Proxy Statement. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Only holders of record of Common Stock at the close of business on December 5, 2005 will be entitled to notice of and a vote at the Annual Meeting. One-third of such shares, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes will be counted as being present or represented at the meeting for purposes of establishing a quorum.

Under the Company’s by-laws and the laws of the State of New York, directors of each class are elected by a plurality of the votes cast by that class in the election. Any other matters to be considered as set forth in the Notice for the Annual Meeting are to be decided by the vote of the holders of a majority of the votes represented by the shares present in person or represented by proxy at the Annual Meeting, except as hereafter noted. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. An abstention with respect to such other matters will have the practical effect of a negative vote as to that proposal.

PROPOSAL 1 — ELECTION OF DIRECTORS

It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the two nominees for Class A Directors and the six Class B Directors named below. Holders of Class A Common Stock are not entitled to vote on the election of the Class B Director nominees.

Information Concerning Nominees

The nominees proposed for election to the Board of Directors are all presently members of the Board.

The Class A nominees and Class B nominees named herein, if elected as Directors, will hold office until the next succeeding Annual Meeting of Shareholders and until their successors are duly elected and qualified. In the event either nominee for Class A Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Class A Director. In the event a nominee for Class B Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Class B Directors.

Class A Nominees

Nominee	Age	Positions and Offices Held with the Company
Ross M. Cellino	73	Class A Director
Timothy Butler	64	Class A Director

Class B Nominees

Nominee	Age	Positions and Offices Held with the Company
Gerhard J. Neumaier	68	President and Class B Director
Frank B. Silvestro	68	Executive Vice President and Class B Director
Gerald A. Strobel	65	Executive Vice President of Technical Services and Class B Director
Ronald L. Frank	67	Executive Vice President of Finance, Secretary, Treasurer and Class B Director
Gerard A. Gallagher, Jr.	74	Class B Director
Harvey J. Gross	77	Class B Director

Each Director is elected to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Executive officers are elected annually and serve at the discretion of the Board of Directors.

Business Experience of Nominees

Mr. Neumaier is a founder of the Company and has served as the President and a Director since its inception in 1970. Mr. Neumaier has a B.M.E. in engineering and a M.A. in physics.

Mr. Silvestro is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President. Mr. Silvestro has a B.A. in physics and an M.A. in biophysics.

Mr. Strobel is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Technical Services. Mr. Strobel is a registered Professional Engineer with a B.S. in civil engineering and a M.S. in sanitary engineering.

Mr. Frank is a founder of the Company and has served as Secretary, Treasurer, Vice President of Finance and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Finance. Mr. Frank has a B.S. in engineering and a M.S. in biophysics.

Mr. Gallagher joined the Company in 1972. In March 1979, he became a Vice President of Special Projects and in February, 1986 he became a Director. Mr. Gallagher is in charge of quality assurance for hazardous substance projects. In August 1986, he became a Senior Vice President of Special Projects. Mr. Gallagher has a B.S. in physics. Mr. Gallagher retired as an officer of the Company in February 2001, but continued as a consultant.

Mr. Gross has been a Director of the Company since its inception in 1970. Mr. Gross is an independent insurance broker and a capital financing consultant.

Mr. Cellino has been a Director of the Company since its inception in 1970. He currently serves as a Class A Director. Mr. Cellino is an attorney and counselor-at-law retired from private practice.

Mr. Butler has been a Director of the Company since September 5, 2003. Mr. Butler is a retired bank executive with 38 years of experience as a senior bank officer concentrating in business lending and finance.

The Board of Directors has designated that Mr. Butler is the audit committee financial expert serving on its audit committee. Mr. Butler is independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act Regulations.

The Company has a separately-designated standing audit committee established in accordance with Section 3 (a) 58 (A) of the Securities Exchange Act of 1934 and the American Stock Exchange Requirements. The members of the audit committee are Timothy Butler, Ross M. Cellino, and Harvey J. Gross.

Meetings and Committees of the Board of Directors

During the fiscal year ended July 31, 2005, the Board of Directors held four (4) meetings. Each director of the Company attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of the committees of the Board of Directors in which he served during the period for which he served. The Company’s directors are strongly encouraged to attend the annual meeting of shareholders. All of the Company’s directors attended last year’s annual meeting.

The Board of Directors has an Audit Committee and a Pension Review Committee. The Board of Directors does not have a nominating committee or a compensation committee. As it has no nominating committee, it has not adopted a charter for such a committee. The Board of Directors as a whole makes all decisions with respect to nominations of persons to the board of directors and compensation of executive officers. The Board of Directors has not adopted a policy regarding nomination of directors because it is a “controlled company” under the American Stock Exchange Rules and historically has not received nominations from its shareholders.

The Audit Committee consists of Messrs. Timothy Butler, Ross M. Cellino (Chairman) and Harvey J. Gross, all non-employee, independent (as defined in the American Stock Exchange (AMEX) listing standards), and financially literate directors. The Audit Committee is responsible for reviewing the financial information which will be provided to the shareholders and others, the system of internal controls which management and the Board of Directors has established, the performance and selection of independent auditors and the Company’s audit and financial reporting process. During fiscal year 2005, the Committee met four (4) times to examine the results of the financial statements and reports prepared by the independent public accountants, and then held discussions with the Board of Directors. In addition, members of the Audit Committee met an additional six (6) times to interview candidates for the appointment as the Company’s auditor. The Audit Committee Charter, which was adopted by the Board of Directors on November 24, 2003, and remains unchanged, was attached to the Company’s 2003 Proxy Statement as Appendix A.

The Pension Review Committee consists of Messrs. Ronald L. Frank (Chairman), Frank B. Silvestro, Ross M. Cellino and Harvey J. Gross. The Committee did not meet during the fiscal year 2005. The principal functions of the Pension Review

Committee are to review changes to the retirement plans necessitated by law or regulation and to determine whether the Company’s retirement plans meet the compensation goals for the Company’s employees as established by the Board of Directors.

Compensation of Directors

With the exception of Gerard A. Gallagher, Jr., each Director who is not an employee of the Company is paid an annual director’s fee of $27,537 per annum. The director’s fee is paid quarterly. Mr. Gallagher is paid $5,191 per month for services as a consultant to the Company, which includes compensation for serving as a Director of the Company.

Corporate Governance/American Stock Exchange Rules

The Company’s shares of Class A Common Stock are listed on the AMEX. AMEX has required all of its listing companies to certify that they comply with the AMEX’s corporate governance rules (CG Rules). The Company has certified to the AMEX that it is in compliance with CG Rules except for those CG Rules relating to the composition of and adoption of a nominating committee and the composition of the compensation committee relating to the Company’s Board of Directors. For these items, the Company has relied upon the “controlled company” exception found in the AMEX CG Rules. A “controlled company” is a listing company where more than 50 percent of the voting power of the listing company is in the control of a group. The Company believes that a group, consisting of Messrs. Neumaier, Silvestro, Frank and Strobel and members of their families, now holds more than 50 percent of the voting power of the Company and that, therefore, the Company is a “controlled company” for purposes of the AMEX CG Rules.

The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer and controller, as well as all other employees and the directors of the Company. The code of ethics, which the Company calls its Code of Business Conduct and Ethics, is posted on the Company’s website at www.ene.com, as well as on the Company’s internal website which is available to all Company employees. If the Company makes any substantive amendments to, or grants a waiver (including an implicit waiver) from, a provision of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, and that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, the Company will disclose the nature of such amendment or waiver in a current report on Form 8-K.

Shareholder Communications with the Board of Directors

Shareholders may communicate with the Company’s Board of Directors through the Company’s Secretary by sending an email to rfrank@ene.com or by writing to the following address: Board of Directors, c/o Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086. The Company’s Secretary will forward all correspondence to the Board of Directors, except for spam, junk mail, mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees listed herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of September 30, 2005, the number of outstanding shares of Class A Common Stock and Class B Common Stock of the Company beneficially owned by each person known by the Company to be the beneficial owner of more than 5 percent of the then outstanding shares of Common Stock:

	Class A Common Stock		Class B Common Stock
Name and Address (1)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class as Adjusted (3)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class
Gerhard J. Neumaier*	359,911	13.9%	345,894	21.1%
Frank B. Silvestro*	276,937	10.3%	276,937	16.9%
Ronald L. Frank*	212,959	8.1%	199,544	12.1%
Gerald A. Strobel*	208,578	7.9%	208,578	12.9%
Franklin Advisory Services, LLC	215,000	8.9%	—	—
Wedbush, Inc. (4)	203,200	8.4%	—	—

*	See Footnotes in next table

(1)	The address for Gerhard J. Neumaier, Frank B. Silvestro, Ronald L. Frank and Gerald A. Strobel is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086, unless otherwise indicated. The address for Franklin Resources, Inc. is One Franklin Parkway, Building 920, San Mateo, California 94403. The address for Wedbush, Inc. is 1000 Wiltshire Blvd., Los Angeles, CA 90017-2459 and the address for Edward W. Wedbush and Wedbush Morgan Securities, Inc. is P.O. Box 30014, Los Angeles, CA 90030-0014.

(2)	Each named individual or corporation is deemed to be the beneficial owner of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.

(3)	There are 2,420,000 shares of Class A Common Stock issued and outstanding and 1,643,045 shares of Class B Common Stock issued and outstanding as of September 30, 2005. The figures in the “as adjusted” columns are based upon these totals and except as set forth in the preceding sentence, upon the assumptions described in footnote 2 above.

(4)	Includes 87,000 shares owned by Edward W. Wedbush and 1,200 shares owned by Wedbush Morgan Securities, Inc.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock as of September 30, 2005, by (i) each Director of the Company and (ii) all Directors and officers of the Company as a group.

	Class A Common Stock		Class B Common Stock
Name (1)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class as Adjusted (4)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class
Gerhard J. Neumaier* (5)(13)	359,911	13.0%	345,894	21.1%
Frank B. Silvestro* (13)	276,937	10.3%	276,937	16.9%
Ronald L. Frank* (6)(13)	212,959	8.1%	199,544	12.1%
Gerald A. Strobel (7)(13)*	208,578	7.9%	208,578	12.9%
Harvey J. Gross (8)	80,047	3.2%	80,047	4.9%
Gerard A. Gallagher, Jr.	61,641	2.5%	61,300	3.7%
Ross M. Cellino (9)	16,111	*	1,050	*
Roger Gray (10)	11,016	*	5,662	*
Timothy Butler	1,600	*	—	—
Directors and Officers Group (11)(12) (10 Individuals)	1,244,978	34.5%	1,186,939	72.2%

*	Less than 0.1%

(1)	The address of each of the above shareholders is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086.

(2)	Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power of the shares beneficially owned by them.

(3)	Each named person and all Directors and officers as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder. Moreover, the table gives effect to only 3,000 shares of Class A Common Stock of the total 20,450 shares of Class A Common Stock that may be issued pursuant to the Company’s Incentive Stock Option Plan, which may be purchased within the next 60 days pursuant to vested options granted to two officers.

(4)	There are 2,420,000 shares of Class A Common Stock issued and outstanding and 1,643,045 shares of Class B Common Stock issued and outstanding as of September 30, 2005. The figure in the “as adjusted” columns are based upon these totals and except as set forth in the preceding sentence, upon the assumptions described in footnotes 2 and 3 above.

(5)	Includes 525 shares of Class A Common Stock owned by Mr. Neumaier’s spouse, as to which he disclaims beneficial ownership. Includes 5,525 shares of Class A Common Stock owned by Mr. Neumaier’s Individual Retirement Account. Does not include any shares of Class A Common Stock or Class B Common Stock held by Mr. Neumaier’s adult children. Includes 7,967 shares of Class A Common Stock owned by a Partnership in which Mr. Neumaier is a general partner.

(6)	Includes 18,625 Shares of Class B Common Stock owned by Mr. Frank’s former spouse as to which he disclaims beneficial ownership except for the right to vote the shares which he retains pursuant to an agreement with his former spouse. Includes 2,515 shares of Class A Common Stock owned by Mr. Frank’s individual retirement account and 4,900 shares of Class A Common Stock owned by Mr. Frank’s 401(k) plan account.

(7)	Includes 1,008 shares of Class B Common Stock held in equal amounts by Mr. Strobel as custodian for his three children, as to which he disclaims beneficial ownership.

(8)	Includes an aggregate of 21,047 shares of Class B Common Stock owned by two trusts created by Mr. Gross of which he and his spouse are the sole beneficiaries during their lifetimes.

(9)	Includes 10,396 shares of Class A Common Stock owned by Mr. Cellino’s spouse, as to which shares he disclaims beneficial ownership; also includes 4,555 shares of Class A Common Stock owned by Mr. Cellino’s Individual Retirement Account. Includes 5 shares of Class A Common Stock owned by a limited partnership in which Mr. Cellino is a general partner.

(10)	Includes 1,200 shares of Class A Common Stock which may be issued upon exercise of a stock option granted on December 12, 1995 pursuant to the Company’s Incentive Stock Option Plan.

(11)	Does not include 71,107 shares (35,650 shares of Class A Common Stock and 35,457 shares of Class B Common Stock) owned by the Company’s Defined Contribution Plan of which Messrs. Gerhard J. Neumaier, Frank, Silvestro and Strobel constitute four of the five trustees of each Plan.

(12)	Includes 1,200 shares of Class A Common Stock which may be issued upon the exercise of a stock option granted to one officer on December 2, 1994 pursuant to the Company’s Incentive Stock Option Plan. Includes 1,200 shares of Class A Common Stock which may be issued upon the exercise of stock options granted to one officer on December 12, 1995 pursuant to the Company’s Incentive Stock Option Plan.

(13)	Subject to the terms of the Restrictive Agreement. See “Security Ownership of Management-Restrictive Agreement.”

Restrictive Agreement

Messrs. Gerhard J. Neumaier, Silvestro, Frank, and Strobel entered into a Stockholders’ Agreement in 1970 which governs the sale of certain shares of Common Stock owned by them, the former spouse of one of the individuals and some of their children. The agreement provides that prior to accepting a bona fide offer to purchase all or any part of the shares subject to the agreement, each party must first allow the other members to the agreement the opportunity to acquire on a pro rata basis, with right of over-allotment, all of such shares covered by the offer on the same terms and conditions proposed by the offer.

COMPENSATION OF EXECUTIVE OFFICERS

There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended July 31, 2003, 2004 and 2005 of those persons who were at July 31, 2005 (i) the chief executive officer and (ii) the four other most highly compensated executive officers with annual salary and bonus for the fiscal year ended July 31, 2005 in excess of $100,000. In this report, the five persons named in the table below are referred to as the “Named Executives”.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation			All Other (2)
	Annual Compensation			Other	Stock Incentive Options (Shares)	Restricted Stock (3) Awards	Long-Term Compensation Payouts (5)
Name and Principal Position	Fiscal Year	Salary	Bonus (1)
Gerhard J. Neumaier	2005	$286,847	-0-	-0-	-0-	-0-	-0-	14,962
President and Director	2004	$278,897	30,000	-0-	-0-	-0-	-0-	16,035
	2003	$260,653	32,500	-0-	-0-	-0-	-0-	15,207

Frank B. Silvestro	2005	$261,436	-0-	-0-	-0-	-0-	-0-	13,638
Executive VP and Director	2004	$253,730	30,000	-0-	-0-	-0-	-0-	14,724
	2003	$236,968	32,500	-0-	-0-	-0-	-0-	13,973

Ronald L. Frank	2005	$247,359	-0-	-0-	-0-	-0-	-0-	12,934
Executive Vice President	2004	$253,730	30,000	-0-	-0-	-0-	-0-	14,724
of Finance, Secretary	2003	$236,968	32,500	-0-	-0-	-0-	-0-	13,973
Treasurer and Director

Gerald A. Strobel	2005	$261,436	-0-	-0-	-0-	-0-	-0-	13,638
Executive Vice President	2004	$253,730	30,000	-0-	-0-	-0-	-0-	14,724
of Technical Services	2003	$236,968	32,500	-0-	-0-	-0-	-0-	13,973
and Director

Roger J. Gray*	2005	$203,531	-0-	-0-	-0-	-0-	-0-	10,618
Senior Vice President	2004	$196,382	3,000	-0-	-0-	2,000	21,951	10,235
	2003	$211,330	76,626	-0-	-0-	-0-	-0-	14,841

(1)	Amounts earned for bonus compensation determined by the Board of Directors.

(2)	Represents group term life insurance premiums, contributions made by the Company to its Defined Contribution Plan and Defined Contribution Plan SERP accruals on behalf of each of the Named Executives.

(3)	As of July 31, 2004, there were 500 shares of the Company’s Class A Common Stock which was restricted stock issued pursuant to the Company’s Stock Award Plan issued to Roger Gray having a value of $4,525 as of July 31, 2004.

*	For the period beginning November 2001 through June 30, 2003, Mr. Gray was on an assignment in Saudi Arabia as Project Manager of the Company’s work there. The Board of Directors approved a special cost of living adjustment and completion bonus for Mr. Gray for this period amounting to approximately 40% of base salary earned annually.

None of the Company’s executive officers have employment agreements. Directors who are not employees of the Company are paid an annual fee of $27,537 payable quarterly.

Compensation Pursuant to Plans

Defined Contribution Plan.    The Company maintains a Defined Contribution Plan (“the DC Plan”) which is qualified under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) pursuant to which the Company contributes an amount not in excess of 15% of the aggregate compensation of all employees who participate in the DC Plan. All employees, including the executive officers identified under “Executive Compensation”, are eligible to participate in the plan, provided that they have attained age 21 and completed one year of employment with at least 1,000 hours of service. The amounts contributed to the plan by the Company are allocated to participants based on a ratio of each participant’s points to total points of all participants determined as follows: one point per $1,000 of compensation plus two points per year of service completed prior to August 1, 1979, and one point for each year of service completed after August 1, 1979.

Supplemental Retirement Plan.    In April 1994, the Board of Directors of the Company, in response to changes in the tax code, voted to establish a Supplemental Executive Retirement Plan (“SERP”) for purposes of providing retirement benefits to employees including officers of the Company whose retirement benefits under the DC Plan are reduced as a result of the compensation limitation imposed by the tax code change. This plan is a non-qualified plan which provides benefits that would have been lost from the DC Plan due to the imposition of the compensation restriction.

Stock Award Plan

Effective March 16, 1998, the Company adopted the Ecology and Environment, Inc. 1998 Stock Award Plan (the “1998 Plan”). To supplement the 1998 Plan the 2003 Stock Award Plan (the “2003 Plan”) was approved by the shareholders at the annual meeting held in January 2004 (the 1998 Plan and the 2003 Plan collectively referred to as the “Award Plan”). The 2003 Plan was approved retroactive to October 16, 2003 and will terminate on October 15, 2008. Under the Award Plan key employees (including officers) of the Company or any of its present or future subsidiaries may be designated to receive awards of Class A common stock of the Company as a bonus for services rendered to the Company or its subsidiaries, without payment therefore, based upon the fair market value of the common stock at the time of the award. The Award Plan authorizes the Company’s board of directors to determine for what period of time and under what circumstances awards can be forfeited.

The Award Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code. The plan permits grants of the award for a period of five (5) years from the date of adoption. As of July 31, 2005, awards for a total of 246,507 shares of Class A common stock have been granted and are outstanding under both plans.

Equity Compensation Plan Information

The following table provides information as of July 31, 2005 with respect to shares of the Company’s common stock that may be issued under existing equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by securities holders:
1986 Incentive Stock Option Plan	10,400	$7.25	—
2003 Stock Award Plan	—	—	118,674
Equity compensation plans not approved by securities holders:
1998 Stock Award Plan	—	—	—

Total	10,400	—	118,674

Refer to Compensation of Executive Officers — Compensation Pursuant to Plans for more information on the equity compensation plans.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Executive Officers and Directors, and persons who beneficially own more than ten percent (10%) of the Company’s stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive Officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s Executive Officers and Directors, the Company believes that during the fiscal year ending July 31, 2005 all Section 16(a) filing requirements applicable to its Executive Officers, Directors and greater than ten percent (10%) beneficial owners were complied with by such persons except that Mr. Brickman and Mr. Gray each filed one late report that each reflected a single transaction (the award of 884 and 221 shares, respectively, of the Company’s Class A Common Stock under the Company’s Stock Award Plan) and Mr. Neumaier filed one late report that reflected four transactions for the open market purchase of 5,300 shares of the Company’s Class A Common Stock and three separate late reports that reflected a total of four separate transactions for the open market purchase of a total of 4,400 shares of the Company’s Class A Common Stock. All of the share purchase transactions reported by Mr. Neumaier in the late reports were purchases of the Company’s Class A Common Stock by a general partnership in which he has a one-third (1/3) interest. These reports were promptly filed upon discovery that such reports were not filed on time.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company does not have a separate Compensation Committee. Compensation of the Company’s Executive Officers is considered by the entire Board of Directors. As members of the Board of Directors Messrs. Gerhard J. Neumaier, Frank B. Silvestro, Ronald L. Frank and Gerald A. Strobel participate in deliberations and discussions concerning their own compensation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Gerard A. Gallagher, Jr.’s son, Gerard A. Gallagher, III, serves as a Vice President and Regional Manager of the Company and received aggregate compensation of $109,200 for his services during fiscal year 2005 which included awards for 1,105 shares from the Stock Award Plan. Director Gerhard J. Neumaier’s son, Kevin S. Neumaier, serves as a Vice President of Environmental Sustainability and Chief Information Officer of the Company and received aggregate compensation of $96,060 for his services during fiscal year 2005 which included awards for 663 shares from the Stock Award Plan. Mr. Gerhard J. Neumaier’s son-in-law, Michael Shelly, Ph.D., is employed by the Company as an economist and received aggregate compensation of $79,021 for his services during fiscal year 2005 which included awards for 663 shares from the Stock Award Plan. The Company believes that compensation for these individuals is commensurate with their peers and their relationships during 2005 were reasonable and in the best interest of the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

Schneider Downs & Co., Inc., independent certified public accountants, is the auditor of the Company’s records. On July 7, 2005 the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as its auditor and appointed Schneider Downs & Co., Inc. as the Company’s auditor for its fiscal year ended July 31, 2005. The Audit Committee has appointed Schneider Downs & Co., Inc. to be retained as independent auditors to examine the consolidated financial statements of the Company for the fiscal year ending July 31, 2006.

PwC’s reports on the Company’s consolidated financial statements for the fiscal years ended July 31, 2004 and July 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to dismiss PwC was made and approved by the Audit Committee of the Company’s board of directors. During the fiscal year ended July 31, 2003, the fiscal year ended July 31, 2004 and the subsequent interim period from August 1, 2004 through July 7, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its report. During the Company’s two most recent fiscal years and the subsequent interim period from August 1, 2004 through July 7, 2005, there have been no “reportable events” (as that term is defined in Item 304 (a) (1) (v) of Regulation S-K). During the fiscal year ended July 31, 2003, the fiscal year ended July 31, 2004 and the subsequent interim period from August 1, 2004 through July 7, 2005, the Company did not consult Schneider Downs & Co., Inc. regarding any of the matters or events described in Item 304 (a) (2) of Regulation S-K.

Representatives of Schneider Downs & Co., Inc. will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of fees billed to the Company by both PwC and Schneider Downs & Co., Inc. for the fiscal years ended July 31, 2005 and July 31, 2004.

Fee Category	Fiscal 2005 Fees	Fiscal 2004 Fees
Audit Fees	$174,800	$172,000
Audit Related Services	$61,000	$34,500
Tax Services	$—	$—
All Other Fees	$—	$5,300

Grand Total	$235,800	$211,800

Audit Fees:    The aggregate fees accrued for professional services rendered for the audit of the Company’s financial statements for the fiscal years ended July 31, 2005 and 2004 and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal years ended July 31, 2005 and 2004 were $174,800 and $172,000, respectively.

Audit Related Fees:    The aggregate fees billed by Schneider Downs & Co., Inc. and PwC for services rendered to the Company for 401(k), pension plan audits and indirect rate audits for the years ended July 31, 2005 and 2004 were $61,000 and $34,500, respectively.

Tax Services:    No tax consulting or compliance services were provided by Schneider Downs & Co., Inc. and PwC in fiscal years 2005 and 2004.

All Other Fees:    The Company was billed $5,300 in fiscal year 2004 related to review of SEC comment letters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence. The Audit Committee approved all services provided by PwC and Schneider Downs & Co., Inc. during its fiscal year ended July 31, 2005.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal year ending July 31, 2005 with the Company’s Management and Schneider Downs & Co., Inc. The Audit Committee has discussed with Schneider Downs & Co., Inc. the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU §380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the communications from Schneider Downs & Co., Inc. required by Independent Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees) as may be modified or supplemented, and has discussed with Schneider Downs & Co., Inc. their independence from the Company. Based on their review of the materials outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2005 for filing with the Securities and Exchange Commission.

The Audit Committee has considered whether provision of the services described above is compatible with maintaining the independent accountant’s independence and has determined that such services have not adversely affected Schneider Downs & Co., Inc.’s independence.

Respectfully Submitted,

THE AUDIT COMMITTEE

Harvey J. Gross Ross M. Cellino Timothy Butler

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Board of Directors reviews executive officer compensation in an effort to provide levels of compensation that integrate such compensation with the Company’s annual and long-term performance goals, award individual achievement and attract and retain qualified executives.

Compensation for executive officers consists of salaries and bonuses. Salaries for executive officers (including the Chief Executive Officer) are determined by evaluating the officer’s performance and contributions to the performance of the Company, the officer’s responsibilities, experience and any data available, which describes the general industry trends, peer group practices, published survey data and salary structures of similar sized, profitable competitors.

The Company has adopted and implemented a performance based compensation plan covering senior technical and management personnel. A year-end bonus pool is established, with bonuses then awarded. Bonuses are awarded to the Company’s personnel, including executive officers, based on their individual performance goals and the performance of the Company as a whole.

The performance bonus awarded to the Chief Executive Officer is derived by an annual award from the Company’s overall performance bonus pool, which relates to the Company’s performance, long-term objectives, achievements and individual performance.

Based upon the Company’s performance for its fiscal year ended July 31, 2005, no bonuses were awarded to executive officers for that year.

Respectively Submitted,

THE BOARD OF DIRECTORS

Gerhard J. Neumaier Frank B. Silvestro Gerald A. Strobel Ronald L. Frank Gerard A. Gallagher, Jr. Harvey J. Gross Ross M. Cellino Timothy Butler

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

The following graph demonstrates the annual percentage change in the Company’s cumulative total shareholder return on common stock against the total return of the companies listed on the American Stock Exchange (the “AMEX Market Index”) and a peer group consisting of Arcadis NV NY Registered Shares, CET Environmental Services, Inc., Duratek Inc., Matrix Service Co., Michael Baker Corp., Versar, Inc. (Class A Stock) (collectively the “Peer Group”).

*	Assumes $100 invested on August 1, 2000 and dividends reinvested through the fiscal year ending July 31, 2005.

DEADLINE FOR SHAREHOLDER PROPOSALS

FOR NEXT ANNUAL MEETING

Proposals of shareholders for inclusion in the Company’s Proxy Statement for the next Annual Meeting of Shareholders must satisfy all applicable requirements of SEC Rule 14a-8 and must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York, 14086, no later than August 14, 2006. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the SEC and must be a proper subject for shareholder action under New York law. If any shareholder intends to present a proposal at the next Annual Meeting of Shareholders but has not sought inclusion of such proposal in the Company’s proxy materials, such proposal must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, NY 14086, by October 28, 2006 or the Company’s management proxies for the next Annual Meeting will be entitled to use their discretionary voting authority to vote on such proposal, without any discussion of the matter in the Company’s proxy materials.

OTHER MATTERS

State law requires the Company to inform shareholders of the initiation or renewal of insurance indemnifying itself and its officers and directors. This insurance, which is carried with National Union Fire Insurance Company of Pittsburgh Pa., has been renewed for one year beginning August 1, 2005, at a premium of $78,200. In addition, the Pension Trust Liability Insurance, which is carried with OneBeacon Insurance Company covering the Company, its subsidiaries, and its directors and those officers considered fiduciaries under the Employee Retirement Income Security Act of 1974, has been renewed for one year beginning August 1, 2005 at a premium of $3,078.

The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal.

It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this Proxy Statement will be brought up for action at the meeting. At the time this Proxy Statement went to press, the Board of Directors did not know of any other matter, which may properly be presented for action at the meeting.

By order of the Board of Directors,

ECOLOGY AND ENVIRONMENT, INC.

Ronald L. Frank

Secretary

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CLASS A COMMON STOCK

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gerhard J. Neumaier and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the “Company”) held of record by either of the undersigned on December 5, 2005 at the Annual Meeting of Shareholders to be held on January 19, 2006, or any adjournments thereof.

(Continued and to be signed on the reverse side)

■	14475	■

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

January 19, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

■

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CLASS A DIRECTORS:		2.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Ross M. Cellino O Timothy Butler	This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

■

CLASS B COMMON STOCK

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gerhard J. Neumaier and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of Class B Common Stock of Ecology and Environment, Inc. held of record by either of the undersigned on December 5, 2005, at the Annual Meeting of Shareholders to be held on January 19, 2006, or any adjournments thereof.

(Continued and to be signed on the reverse side)

■	14475	■

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

January 19, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

■

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CLASS B DIRECTORS:		2. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.

NOMINEES:

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	O Gerhard J. Neumaier O Frank B. Silvestro O Gerald A. Strobel O Ronald L. Frank O Gerard A. Gallagher, Jr. O Harvey J. Gross	This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

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CLASS A COMMON STOCK - 401(k)

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

THIS PROXY INSTRUCTION IS REQUESTED BY THE RELIANCE TRUST COMPANY IN CONJUNCTION WITH A PROXY SOLICITATION BY THE BOARD OF DIRECTORS OF ECOLOGY AND ENVIRONMENT, INC.

The undersigned hereby instructs Reliance Trust Company, as Trustee*, to vote, as designated hereon, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the “Company”) which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on January 19, 2006, or any adjournments thereof.

* AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES.

Reliance Trust Company will vote the shares represented by this Voting Instruction Form if it is properly completed, signed, and received by Reliance Trust Company before 5:00 p.m. EST on January 18, 2006. Please note that if this Voting Instruction Form is not properly completed and signed, or it is not received by Reliance Trust Company, as indicated above, the shares allocated to the participant’s account will not be voted. If the Voting Instruction Form is signed, but no direction is given, the shares will be voted FOR.

(Continued and to be signed on the reverse side)

■	14475	■

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

January 19, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

■

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CLASS A DIRECTORS:		2.	In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Ross M. Cellino O Timothy Butler	If no direction is made, this proxy will be voted FOR Proposal 1.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■